As filed with the Securities and Exchange Commission on January 8, 2016
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21421
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
 (Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2015
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman Real Estate Securities Income Fund Inc.

Annual Report

October 31, 2015

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	10

FINANCIAL HIGHLIGHTS/PER SHARE DATA	20

Report of Independent Registered Public Accounting Firm	22
Distribution Reinvestment Plan	23
Directory	26
Directors and Officers	27
Proxy Voting Policies and Procedures	36
Quarterly Portfolio Schedule	36
Report of Votes of Stockholders	37
Board Consideration of the Management and Sub-Advisory Agreements	38

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present the annual report for Neuberger Berman Real Estate Securities Income Fund Inc. for the 12 months ended October 31, 2015. The report includes portfolio commentary, a listing of the Fund’s investments and its audited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies. Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that we believe are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

Thank you for your confidence in the Fund. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

Neuberger Berman Real Estate Securities Income Fund Inc. Portfolio Commentary (Unaudited)

Neuberger Berman Real Estate Securities Income Fund Inc. generated a 1.19% total return on a net asset value (NAV) basis for the 12 months ended October 31, 2015 but underperformed its benchmark, the FTSE NAREIT All Equity REITs Index, which provided a 5.35% return for the period. (Fund performance on a market price basis is provided in the table immediately following this letter.)

Despite periods of volatility, the real estate investment trust (REIT) market generated a positive return over the 12-month period. Supporting the overall REIT market were improving fundamentals, solid overall investor demand and generally lower intermediate- and longer-term interest rates. REITs also continued to have ready access to the capital markets. However, a portion of the REIT market’s gains were given back during periods when interest rates moved higher and investor sentiment weakened.

During the reporting period, the Fund’s sector allocation and security selection detracted from performance relative to the benchmark. From a sector allocation perspective, an underweight to Apartments, along with overweights to Mortgage Commercial Financing and Mortgage Home Financing, were the largest detractors from results. Conversely, underweights to Timber and Free Standing, coupled with an overweight to Shopping Centers, were the most beneficial for results. In terms of security selection, the Fund’s holdings in the Regional Malls, Industrial and Self Storage sectors detracted the most from results. This was partially offset by the Fund’s holdings in the Apartments, Lodging/Resorts and Office sectors.

Several adjustments were made to the portfolio during the reporting period. We increased the Fund’s allocations to the Shopping Centers and Diversified sectors, while paring its exposures to the Health Care and Regional Malls sectors. The Fund ended the reporting period with roughly 37% of its total assets in REIT preferred shares, which helped the Fund achieve its dual objective of income generation and capital appreciation.

Looking ahead, we believe economic activity in the U.S. will continue to expand at a moderate pace and the U.S. Federal Reserve (Fed) is likely to continue moving toward monetary policy normalization. We believe these two factors—an improving economy and a less accommodative Fed—will be important drivers for real estate values over the next 12–24 months. While higher interest rates could be a headwind for REITs in the near term, we believe the benefits of a sustainable improvement in the economy and job market for real estate demand trends could outweigh the potential negative impact of interest rates in the longer term. We also believe that REIT fundamentals should show further improvement, which would support cash flow and dividend growth. Many REITs are currently trading at discounts to their underlying NAV. If these NAV discounts persist, we may experience an increase in mergers and acquisitions, additional share repurchase activity and other value realization strategies.

Sincerely,

Steve Shigekawa and Brian Jones
Portfolio Co-Managers

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL
Real Estate Securities Income Fund	NRO

SECTOR DIVERSIFICATION
(as a % of Total Investments*)
Equity Apartments	3.9%
Equity Diversified	17.0
Equity Free Standing	1.1
Equity Health Care	10.7
Equity Industrial	5.6
Equity Lodging/Resorts	7.7
Equity Manufactured Homes	2.2
Equity Mixed	1.5
Equity Office	9.9
Equity Regional Malls	9.3
Equity Self Storage	6.0
Equity Shopping Centers	13.3
Mortgage Commercial Financing	8.4
Mortgage Home Financing	2.1
Short-Term Investments	1.3
Total	100.0%

* Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
		Average Annual Total Return
	Inception	Ended 10/31/2015
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV[1]	10/28/2003	1.19%	12.23%	1.26%	3.84%
At Market Price[2]	10/28/2003	4.67%	11.70%	1.79%	2.38%
Index
FTSE NAREIT All Equity
REITs Index[3]		5.35%	12.23%	7.68%	10.23%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not waived a portion of its investment management fees during certain of the periods shown. Please see the Financial Highlights for additional information regarding fee waivers.

Endnotes

1	Returns based on the NAV of the Fund.

2	Returns based on the market price of shares of the Fund’s common stock on the NYSE MKT.

3	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman Real Estate Securities Income Fund Inc., call Neuberger Berman Management LLC* at (800) 877-9700, or visit our website at www.nb.com.

*	Please note, as explained further in Note D to the Financial Statements, following a consolidation of certain Neuberger Berman entities, including Neuberger Berman Management LLC, that is anticipated to occur on or about January 1, 2016, the name of the investment manager to the Fund will be Neuberger Berman Investment Advisers LLC.

Description of Index

FTSE NAREIT All Equity REITs Index:

The index is a free float-adjusted, market capitalization-weighted index that tracks the performance of all equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, the NYSE Arca or the NASDAQ National Market List. Equity REITs include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments Real Estate Securities Income Fund Inc. 10/31/15

NUMBER OF SHARES		VALUE†

Common Stocks (86.4%)

Apartments (5.4%)
177,800	American Campus	$7,213,346	ØØ
	Communities, Inc.
117,501	Mid-America Apartment	10,009,910	ØØ
	Communities, Inc.
		17,223,256

Commercial Financing (8.0%)
305,223	Apollo Commercial Real	5,069,754	ØØ
	Estate Finance, Inc.
327,500	Blackstone Mortgage Trust,	9,012,800	ØØ
	Inc. Class A
583,100	Starwood Property Trust, Inc.	11,714,479	ØØ
		25,797,033

Diversified (8.9%)
129,932	Digital Realty Trust, Inc.	9,609,771	ØØ
145,765	EPR Properties	8,280,910	ØØ
497,200	Lexington Realty Trust	4,395,248	ØØ
531,900	NorthStar Realty	6,388,119	ØØ
	Finance Corp.
		28,674,048

Free Standing (1.6%)
509,300	Spirit Realty Capital, Inc.	5,184,674	ØØ

Health Care (15.0%)
132,963	Care Capital Properties, Inc.	4,381,131
228,300	HCP, Inc.	8,492,760	ØØ
695,700	Medical Properties Trust, Inc.	7,861,410
396,700	Omega Healthcare	13,694,084	ØØ
	Investors, Inc.
134,652	Ventas, Inc.	7,233,505	ØØ
97,300	Welltower, Inc.	6,311,851	ØØ
		47,974,741

Home Financing (3.0%)
402,524	Altisource Residential Corp.	$5,792,320
376,500	Annaly Capital	3,746,175	ØØ
	Management, Inc.
		9,538,495
NUMBER OF SHARES		VALUE†

Industrial (5.9%)
140,522	EastGroup Properties, Inc.	7,891,716	ØØ
111,604	Prologis, Inc.	4,768,839	ØØ
306,700	STAG Industrial, Inc.	6,293,484	ØØ
		18,954,039

Lodging/Resorts (4.2%)
282,100	LaSalle Hotel Properties	8,296,561	ØØ
203,800	RLJ Lodging Trust	5,113,342	ØØ
		13,409,903

Manufactured Homes (1.8%)
87,900	Sun Communities, Inc.	5,891,058	ØØ

Mixed (2.1%)
200,200	Liberty Property Trust	6,810,804	ØØ

Office (5.5%)
46,000	Boston Properties, Inc.	5,789,100	ØØ
272,880	Highwoods Properties, Inc.	11,856,636	ØØ
		17,645,736

Real Estate Management & Development (4.1%)
553,100	Brookfield Property	13,019,974	ØØ
	Partners LP

Regional Malls (5.9%)
509,700	CBL & Associates	7,431,426	ØØ
	Properties, Inc.
38,661	Simon Property Group, Inc.	7,788,645	ØØ
315,987	WP GLIMCHER, Inc.	3,671,769	ØØ
		18,891,840

Self Storage (5.0%)
70,100	Public Storage	$16,085,146	ØØ

Shopping Centers (10.0%)
474,600	Kimco Realty Corp.	12,705,042	ØØ
593,000	Retail Opportunity	10,751,090	ØØ
	Investments Corp.
425,693	Urstadt Biddle Properties,	8,556,429	ØØ
	Inc. Class A
		32,012,561
Total Common Stocks		277,113,308
(Cost $232,666,124)

See Notes to Schedule of Investments	6

Schedule of Investments Real Estate Securities Income Fund Inc. (cont’d)

NUMBER OF SHARES		VALUE†

Preferred Stocks (50.7%)

Commercial Financing (3.6%)
131,915	iStar, Inc., Ser. E, 7.88%	3,085,492	ØØ
185,000	iStar, Inc., Ser. G, 7.65%	4,232,800	ØØ
185,000	iStar, Inc., Ser. I, 7.50%	4,142,150	ØØ
		11,460,442

Diversified (10.6%)
150,000	American Homes 4 Rent,	3,750,000	[a]
	Ser. B, 5.00%
100,000	American Homes 4 Rent,	2,499,000	[a]
	Ser. C, 5.50%
275,000	Digital Realty Trust, Inc.,	7,548,750	ØØ
	Ser. H, 7.38%
302,000	DuPont Fabros Technology, Inc.,	7,607,380	ØØ
	Ser. A, 7.88%
81,000	DuPont Fabros Technology, Inc.,	2,065,500	ØØ
	Ser. B, 7.63%
444,484	NorthStar Realty Finance Corp.,	10,498,712	ØØ
	Ser. B, 8.25%
		33,969,342

Industrial (1.8%)
111,000	STAG Industrial, Inc.,	2,963,700
	Ser. A, 9.00%
111,900	Terreno Realty Corp.,	2,874,711	ØØ
	Ser. A, 7.75%
		5,838,411

Lodging/Resorts (6.5%)
373,400	Ashford Hospitality Trust, Inc.,	9,420,882	ØØ
	Ser. D, 8.45%
185,800	Eagle Hospitality Properties	18	Ñ*
	Trust, Inc., Ser. A, 8.25%
250,000	Pebblebrook Hotel Trust,	6,392,500	ØØ
	Ser. A, 7.88%
200,000	Sunstone Hotel Investors, Inc.,	5,098,000	ØØ
	Ser. D, 8.00%
		20,911,400

Manufactured Homes (1.2%)
150,000	Equity LifeStyle Properties,	3,850,500	ØØ
	Inc., Ser. C, 6.75%

Office (8.3%)
200,000	Corporate Office Properties	$5,154,000	ØØ
	Trust, Ser. L, 7.38%
6,000	Highwoods Properties, Inc.,	7,301,250	ØØ
	Ser. A, 8.63%
175,000	Kilroy Realty Corp.,	4,350,500
	Ser. H, 6.38%
369,100	SL Green Realty Corp.,	9,677,802	ØØ
	Ser. I, 6.50%
		26,483,552
NUMBER OF SHARES		VALUE†

Regional Malls (7.0%)
398,015	CBL & Associates Properties,	10,077,740	ØØ
	Inc., Ser. D, 7.38%
185,000	CBL & Associates Properties,	4,689,750
	Inc., Ser. E, 6.63%
200,000	Taubman Centers, Inc.,	5,122,000	ØØ
	Ser. J, 6.50%
100,000	WP GLIMCHER, Inc.,	2,585,000
	Ser. H, 7.50%
		22,474,490

Self Storage (3.3%)
400,000	Public Storage,	10,700,000	ØØ
	Ser. Y, 6.38%

Shopping Centers (8.4%)
202,000	Cedar Realty Trust, Inc.,	5,047,980	ØØ
	Ser. B, 7.25%
250,000	DDR Corp., Ser. K, 6.25%	6,445,000	ØØ
200,000	Inland Real Estate Corp.,	5,040,000	ØØ
	Ser. B, 6.95%
171,847	Regency Centers Corp.,	4,464,585
	Ser. 6, 6.63%
99,000	Saul Centers, Inc.,	2,540,340
	Ser. C, 6.88%
140,000	Urstadt Biddle Properties,	3,579,800
	Inc., Ser. G, 6.75%
		27,117,705

Total Preferred Stocks		162,805,842
(Cost $153,064,455)

Short-Term Investments (1.9%)
6,004,660	State Street Institutional	6,004,660	[b]
	Liquid Reserves Fund
	Premier Class, 0.15%
	(Cost $6,004,660)
Total Investments (139.0%)		445,923,810	##
(Cost $391,735,239)
Liabilities, less cash, receivables		(100,084,380)
and other assets [(31.2%)]
Liquidation Value of Mandatory		(25,000,000)
Redeemable Preferred Shares [(7.8%)]
Total Net Assets Applicable to		$320,839,430
Common Stockholders (100.0%)

See Notes to Schedule of Investments	7

Notes to Schedule of Investments

†

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – quoted prices in active markets for identical investments

●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations. The value of certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements	8

Notes to Schedule of Investments (cont’d)

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange (“NYSE”) on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of October 31, 2015:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$277,113,308	$—	$—	$277,113,308
Preferred Stocks
Lodging/Resorts	20,911,382	18	—	20,911,400
Office	19,182,302	7,301,250	—	26,483,552
Other Preferred Stocks^	115,410,890	—	—	115,410,890
Total Preferred Stocks	155,504,574	7,301,268	—	162,805,842
Short-Term Investments	—	6,004,660	—	6,004,660
Total Investments	$432,617,882	$13,305,928	$—	$445,923,810

^

The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended October 31, 2015, one security was transferred from one level (as of October 31, 2014) to another. Based on beginning of period market values as of November 1, 2014, $186 was transferred from Level 1 to Level 2, as a result of a less active market and the methodology changing from the last sale on an exchange to an evaluated price methodology using observable inputs by an independent pricing vendor.

##

At October 31, 2015, the cost of investments for U.S. federal income tax purposes was $391,339,031. Gross unrealized appreciation of investments was $76,277,404 and gross unrealized depreciation of investments was $21,692,625 resulting in net unrealized appreciation of $54,584,779 based on cost for U.S. federal income tax purposes.

a	Coupon rate is a fixed rate for an initial period, then resets at a specific date and rate.

b	The rate shown is the annualized seven day yield at year-end.

*	Security did not produce income during the last twelve months.

ØØ	All or a portion of this security is pledged in connection with the Fund’s loans payable outstanding.

Ñ	This security has been deemed by the investment manager to be illiquid. At October 31, 2015, the security amounted to $18 or 0.0% of net assets applicable to common stockholders.

See Notes to Financial Statements	9

Statement of Assets and Liabilities

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
October 31, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$445,923,810
Dividends and interest receivable	400,914
Deferred offering costs (Note A)	380,344
Prepaid expenses and other assets	15,277
Total Assets	446,720,345

Liabilities
Loans payable (Note A)	100,000,000
Mandatory Redeemable Preferred Shares Series A ($25,000 liquidation value per share; 1,000 shares
outstanding) (Note A)	25,000,000
Distributions payable—preferred shares	88,889
Distributions payable—common stock	71,645
Payable to investment manager (Note B)	226,483
Payable to administrator (Note B)	94,368
Payable to directors	2,189
Interest payable (Note A)	231,850
Accrued expenses and other payables	165,491
Total Liabilities	125,880,915

Net Assets applicable to Common Stockholders	$320,839,430

Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$631,243,121
Distributions in excess of net investment income	(160,534)
Accumulated net realized gains (losses) on investments	(364,431,728)
Net unrealized appreciation (depreciation) in value of investments	54,188,571
Net Assets applicable to Common Stockholders	$320,839,430

Shares of Common Stock Outstanding ($.0001 par value; 999,978,880 shares authorized)	55,787,846
Net Asset Value Per Share of Common Stock Outstanding	$5.75

*Cost of Investments	$391,735,239

See Notes to Financial Statements	10

Statement of Operations

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
For the Year Ended
October 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$17,658,490
Interest and other income—unaffiliated issuers	6,029
Total income	$17,664,519

Expenses:
Investment management fees (Note B)	2,773,391
Administration fees (Note B)	1,155,579
Audit fees	54,950
Basic maintenance expense (Note A)	40,000
Custodian and accounting fees	105,781
Insurance expense	13,503
Legal fees	122,699
Stockholder reports	85,313
Stock exchange listing fees	7,662
Stock transfer agent fees	26,139
Interest expense (Note A)	3,090,238
Distributions to mandatory redeemable preferred shareholders and amortization of offering costs (Note A)	1,144,662
Directors’ fees and expenses	34,367
Miscellaneous	19,017
Total net expenses	8,673,301
Net investment income (loss)	$8,991,218

Realized and Unrealized Gain (Loss) on Investments (Note A):

Net realized gain (loss) on:

Sales of investment securities of unaffiliated issuers	25,818,439

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(34,317,011)
Net gain (loss) on investments	(8,498,572)
Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$492,646

See Notes to Financial Statements	11

Statements of Changes in Net Assets

Neuberger Berman

	REAL ESTATE SECURITIES
	INCOME FUND INC.
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Increase (Decrease) in Net Assets Applicable to Common Stockholders:

From Operations (Note A):
Net investment income (loss)	$8,991,218	$14,317,458
Net realized gain (loss) on investments	25,818,439	28,894,428
Net increase from payments by affiliates (Note B)	—	7,957
Change in net unrealized appreciation (depreciation) of investments	(34,317,011)	6,686,509
Net increase (decrease) in net assets applicable to Common Stockholders resulting
from operations	492,646	49,906,352

Distributions to Common Stockholders From (Note A):
Net investment income	(20,083,625)	(13,389,083)

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders	(19,590,979)	36,517,269

Net Assets Applicable to Common Stockholders:
Beginning of year	340,430,409	303,913,140
End of year	$320,839,430	$340,430,409
Undistributed net investment income (loss) at end of year	$—	$1,182,591
Distributions in excess of net investment income at end of year	$(160,534)	$—

See Notes to Financial Statements	12

Statement of Cash Flows

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
For the Year Ended
October 31, 2015
Increase (Decrease) in cash:

Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders
resulting from operations	$492,646
Adjustments to reconcile net increase in net assets applicable to
Common Stockholders resulting from operations to net
cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(64,894,974)
Proceeds from disposition of investment securities	79,444,163
Purchase/sale of short-term investment securities, net	(3,719,882)
Decrease in dividends and interest receivable	29,698
Decrease in prepaid expenses and other assets	162,497
Decrease in receivable for securities sold	155,095
Decrease in payable for securities purchased	(3,500,000)
Decrease in interest payable	(5,363)
Decrease in accrued expenses and other payables	(99,768)
Unrealized depreciation on securities	34,317,011
Net realized gain from investments	(25,818,439)
Net cash provided by (used in) operating activities	$16,562,684

Cash flows from financing activities:
Cash distributions paid on common stock	(20,062,684)
Net cash provided by (used in) financing activities	(20,062,684)
Net increase (decrease) in cash	(3,500,000)

Cash:
Beginning balance	3,500,000
Ending balance	$0
Supplemental disclosure
Cash paid for interest	$3,095,601

See Notes to Financial Statements	13

Notes to Financial Statements Real Estate Securities Income Fund Inc.

Note A—Summary of Significant Accounting Policies:

1	General: The Fund was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3	Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5	Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: non-taxable distributions from real estate investment trusts (“REITs”) and other underlying investments, non-deductible restructuring costs and partnership basis adjustments. These reclassifications had no effect on net income, net asset value (“NAV”) applicable to common stockholders or NAV per share of common stock of the Fund. For the year ended October 31, 2015, the Fund recorded the following permanent reclassifications:

Accumulated Net
	Undistributed	Realized Gains
	Net Investment	(Losses) on
Paid-in Capital	Income (Loss)	Investments
$(9,376,547)	$9,749,282	$(372,735)

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

		Distributions Paid From:
		Long-Term
Ordinary Income		Capital Gains		Tax Return of Capital		Total
2015	2014	2015	2014	2015	2014	2015	2014
$21,097,514	$14,402,973	$—	$—	$—	$—	$21,097,514	$14,402,973

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

Undistributed	Undistributed	Unrealized	Loss	Other
Ordinary	Long-Term	Appreciation	Carryforwards	Temporary
Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
$—	$—	$54,584,779	$(364,827,937)	$(160,533)	$(310,403,691)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, timing differences of distribution payments, capital loss carryforwards and partnership basis adjustments.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Fund on November 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post-Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”). As determined at October 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2016	2017
$157,030,582	$207,797,355

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of October 31, 2015, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended October 31, 2015, the Fund utilized capital loss carryforwards of $24,860,680.

6	Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7	Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on borrowings and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2015 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2015, the Fund estimated these amounts for the period January 1, 2015 to October 31, 2015 within the financial statements because the 2015 information is not available from the REITs until after the Fund’s fiscal year-end. For the year ended October 31, 2015, the character of distributions paid to stockholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. Based on past experience it is possible that a portion of the Fund’s distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund stockholders on IRS Form 1099-DIV.

On October 30, 2015, the Fund declared a monthly distribution to common stockholders in the amount of $0.03 per share, payable on November 30, 2015 to stockholders of record on November 16, 2015, with an ex-date of November 12, 2015. Subsequent to October 31, 2015, the Fund declared a monthly distribution to common stockholders in the amount of $0.03 per share, payable on December 31, 2015 to stockholders of record on December 15, 2015, with an ex-date of December 11, 2015.

8	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

9	Financial leverage: On September 26, 2012, pursuant to a Master Securities Purchase Agreement, the Fund issued 1,000 Mandatory Redeemable Preferred Shares, Series A (“MRPS”) in a private placement. The MRPS have an aggregate liquidation preference of $25 million and a mandatory redemption date of September 26, 2017. Distributions are accrued daily and paid quarterly at a fixed rate. For financial reporting purposes only, the liquidation preference of the MRPS is recognized as a liability in the Statement of Assets and Liabilities.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the MRPS. The expenses are included in the “Distributions to mandatory redeemable preferred shareholders and amortization of offering costs (Note A)” that is reflected in the Statement of Operations.

The Fund is subject to certain restrictions relating to the MRPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing common stock and/or could trigger the mandatory redemption of MRPS at their liquidation preference plus accrued but unpaid distributions (the “Liquidation Value”) and certain expenses. The holders of MRPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the holders of MRPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of MRPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on the MRPS for two consecutive years.

The table below sets forth key terms of the MRPS.

	Mandatory			Aggregate
	Redemption	Fixed	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
Series A	9/26/17	4.00%	1,000	$25,000,000	$25,080,000

The Fund may redeem MRPS, in whole or in part, at its option after giving a minimum amount of notice to the MRPS shareholders but will incur additional expenses if it chooses to do so.

In September 2008, the Fund entered into a $240 million secured, committed, three-year revolving credit facility (the “Existing Facility”) with State Street Bank and Trust Company (“State Street”). In September 2011, the Fund amended the Existing Facility to reduce its commitment size to $135 million and extend its term. In February 2012, August 2012 and August 2014, the Fund amended the Existing Facility to extend its term.

In September 2014, the Fund simultaneously terminated the Existing Facility and entered into a $125 million secured, committed five-year credit facility with State Street (the “New Facility”). Under the New Facility, State Street made a Term Loan of $75 million and committed to making revolving Libor Loans and Base Rate Loans of up to $50 million. The Fund used loans under the New Facility to repay outstanding loans of the Existing Facility and to increase its leverage through borrowings.

Under the New Facility, interest on the Term Loan is charged at a fixed rate of 3.53% and is payable on the first day of each calendar quarter. Interest on Libor Loans is charged at an adjusted Libor rate and is payable (i) on the last day of the interest period in effect and (ii) in the event such interest period shall exceed three months, on the last day of each three month interval during such interest period. Interest on Base Rate Loans is charged at a rate per annum equal to the higher of (i) a rate per annum equal to an adjusted rate above the federal funds rate as in effect on that day, and (ii) the annual rate of interest announced from time to time by State Street as its “prime rate,” and is payable on the first day of each calendar month and on the termination date. The Fund has paid up front expenses in connection with the establishment and documentation of the New Facility, which are being amortized over the life of the New Facility. The expenses are included in the Interest expense line item that is reflected in the Statement of Operations.

The Fund pays a commitment fee in arrears based on the unused portion of the revolving commitment amount under the New Facility. This fee is included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the New Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At October 31, 2015, there were $100 million in loans outstanding under the New Facility.

10	Concentration of risk: Under normal market conditions, the Fund’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund’s common stock may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the stock of a fund not concentrated in the real estate industry.

11	Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12	Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

13	Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements, the Fund is required to provide the rating agency that rates its MRPS a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the MRPS Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the MRPS. “Discounted value” refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense (Note A).”

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any MRPS (Auction Market Preferred Shares (“AMPS”) prior to June 18, 2012) outstanding and borrowings under the New Facility (Existing Facility prior to September 2014) are not considered liabilities.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC (“Neuberger”) is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $7,957 to the Fund in connection with a payment matter related to the Fund’s investment in a State Street money market fund.

Note C—Securities Transactions:

During the year ended October 31, 2015, there were purchase and sale transactions of long-term securities of $80,774,227 and $85,628,865, respectively.

During the year ended October 31, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Legal Entity Consolidation:

On or about January 1, 2016, it is anticipated that Management and Neuberger will transfer to Neuberger Berman Fixed Income LLC (“NBFI”) their rights and obligations pertaining to all services they provide to the Fund under the Management Agreement, Sub-Advisory Agreement and Administration Agreement (the “Agreements”). Following such transfer, NBFI will be renamed Neuberger Berman Investment Advisers LLC (“NBIA”).

Management currently serves as the Fund’s investment manager and administrator and Neuberger currently serves as the Fund’s sub-adviser. Following the consolidation, the investment professionals of Management and Neuberger, who currently provide services to the Fund under the Agreements, will continue to provide the same services, except that they will provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation will not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

Financial Highlights

Real Estate Securities Income Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that round to [$0.00 to less than $0.01] per share or [$(0.01) to less than $0.00] per share are presented as $0.00 or $(0.00), respectively. Ratios that round to [0.00% to less than 0.01%] or [(0.01)% to less than 0.00%] are presented as 0.00% or (0.00)%, respectively. Net asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A “—” indicates that the line Item was not applicable in the corresponding period.

	Year Ended October 31,
	2015	2014	2013	2012		2011
Common Stock Net Asset Value, Beginning of Year	$6.10	$5.45	$5.18	$4.38		$4.29

Income From Investment Operations Applicable to
Common Stockholders:
Net Investment Income (Loss)¢	0.16	0.26	0.19	0.16		0.20
Net Gains or Losses on Securities
(both realized and unrealized)	(0.15)	0.63	0.32	0.88		0.11
Common Stock Equivalent of Distributions to
AMPS Preferred Shareholders From:
Net Investment Income¢	—	—	—	(0.00)		(0.01)
Benefit to Common Stockholders from Tender Offer
for AMPS	—	—	—	—		0.03	¥
Total From Investment Operations Applicable to
Common Stockholders	0.01	0.89	0.51	1.04		0.33

Less Distributions to Common Stockholders From:
Net Investment Income	(0.36)	(0.24)	(0.24)	(0.24)		(0.24)
Accretive Effect of Common Stock Tender Offers	—	—	—	0.00		£0.00	£
Voluntary Contribution from Management	—	0.00	—	—		—
Common Stock Net Asset Value, End of Year	$5.75	$6.10	$5.45	$5.18		$4.38
Common Stock Market Value, End of Year	$5.08	$5.21	$4.71	$4.57		$3.88
Total Return, Common Stock Net Asset Value†	1.19%	17.67%[a]	10.55%	24.97%		8.23%
Total Return, Common Stock Market Value†	4.67%	16.29%[a]	8.29%	24.46%		6.01%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$320.8	$340.4	$303.9	$288.8		$257.2
Preferred Shares Outstanding, End of
Year (in millions)^^	$25.0	$25.0	$25.0	$25.0		$1.4
Preferred Shares Liquidation Value Per Share^^	$25,000	$25,000	$25,000	$25,000		$25,000
Ratios are Calculated Using Average Net Assets
Applicable to Common Stockholders
Ratio of Gross ExpensesØ	2.57%	2.09%	2.10%	1.96	%#	2.40	%#
Ratio of Net ExpensesØ	2.57%	2.09%	2.10%‡	1.86	%‡	2.21	%‡
Ratio of Net Investment Income (Loss) Excluding
AMPS Distributions^^	2.67%	4.57%	3.50%	3.32	%ØØ	4.42	%ØØ
Portfolio Turnover Rate	18%	21%	8%	22%		19%
Asset Coverage Per Preferred Share, End of Year@	$345,928	$365,519	$328,999	$313,886		$4,536,869
Loans Payable (in millions)	$100	$100	$80	$80		$100
Asset Coverage Per $1,000 of Loans Payable@@	$4,459	$4,655	$5,112	$4,924		$3,586

See Notes to Financial Highlights	20

Notes to Financial HighlightsReal Estate Securities Income Fund Inc.

†

Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per shares market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

‡

Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

@

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS and accumulated unpaid distributions on MRPS (AMPS prior to June 18, 2012)) from the Fund’s total assets and dividing by the number of MRPS/AMPS outstanding.

@@

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS, loans payable, accumulated unpaid distributions on MRPS (AMPS prior to June 18, 2012) and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

††	Expense ratios do not include the effect of distributions on AMPS. Income ratios include income earned on assets attributable to the MRPS (AMPS prior to June 18, 2012) outstanding.

Ø	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common stockholders were:

Year Ended October 31,
2015	2014	2013	2012	2011
0.92%	0.43%	0.40%	0.54%	0.78%

¢	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

^^	Prior to June 18, 2012, the Fund had AMPS outstanding. On September 26, 2012, the Fund issued 1,000 MRPS (see Note A to Financial Statements).

ØØ	The annualized ratios of distributions on AMPS to average net assets applicable to common stockholders were:

Year Ended October 31,
2012	2011
0.00%	0.19%

¥

The Fund conducted a tender offer for up to 100% of the AMPS outstanding at the time at a price equal to 98% of the per share liquidation preference of $25,000 plus any unpaid dividends accrued through the expiration of the offer. Under the terms of the tender offer, on April 5, 2011, the Fund accepted 2,951 AMPS, representing 98% of its then-outstanding AMPS.

£

The Fund conducted four separate fully subscribed tender offers, each to purchase up to 5% of its outstanding shares of common stock at a price equal to 98% of the Fund’s NAV per share. The first tender offer’s final payment was made at $3.00 per share representing 98% of the NAV per share on October 16, 2009. The second tender offer’s final payment was made at $3.64 per share representing 98% of the NAV per share on July 9, 2010. The third tender offer’s final payment was made at $4.29 per share representing 98% of the NAV per share on January 19, 2011. The fourth tender offer’s final payment was made at $3.40 per share representing 98% of the NAV per share on November 29, 2011.

a	The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund’s total returns for the year ended October 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Neuberger Berman Real Estate Securities Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Real Estate Securities Income Fund Inc. at October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2015

Distribution Reinvestment Plan

Computershare, Inc. (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or P.O. Box 30170, College Station, TX 77842-3170.

Directory

Investment Manager and Administrator
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser
Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Stock Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Plan Agent
Computershare, Inc.
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:
Computershare, Inc.
211 Quality Circle, Suite 210
College Station, TX 77845

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the Directors and Officers of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
Overseen by
Director

CLASS I

Independent Directors

Marc Gary (1952)	Director since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	59

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
			Overseen by
			Director

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	59

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Peter P. Trapp (1944)	Director since 2003	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

Director who is an “Interested Person”

Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2003 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
			Overseen by
			Director

CLASS II

Independent Directors

Faith Colish (1935)	Director since 2003	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	59

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
			Overseen by
			Director

George W. Morriss (1947)	Director since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	59

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Director since 2003; Chairman of the Board since 2008; formerly Lead Independent Director from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
Overseen by
Director

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
			Overseen by
			Director

Howard A. Mileaf (1937)	Director since 2003	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Candace L. Straight (1947)	Director since 2003	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
Overseen by
Director

Director who is an “Interested Person”

Joseph V. Amato* (1962)	Director since 2008

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

59

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the annual meeting of stockholders held in 2018, 2016 and 2017, respectively, and at each third annual meeting of stockholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*	Indicates a Director who is an “interested person” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Amato and Mr. Conti are interested persons of the Fund by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Fund

Name, (Year of Birth),	Position(s)	Principal Occupation(s)
and Address(1)	and Length of
Time Served

Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2003

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2003

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2003

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Report of Votes of Stockholders

An annual meeting of stockholders was held on August 24, 2015. Stockholders voted to elect three Class I Directors to serve until the annual meeting of stockholders in 2018, or until their successors are elected and qualified. Class II Directors (which include Faith Colish, George W. Morriss, and Tom D. Seip) and the Class III Directors (which include Martha C. Goss, Howard A. Mileaf, Candace L. Straight, and Joseph V. Amato) continue to hold office until the annual meeting in 2016 and 2017, respectively.

To elect three Class I Directors to serve until the annual meeting of stockholders in 2018 or until their successors are elected and qualified.

Shares of Common and Preferred Stock

		Votes		Broker
	Votes For	Withheld	Abstentions	Non-Votes
Michael M. Knetter	44,543,917	2,771,217	—	—
Peter P. Trapp	44,542,982	2,772,152	—	—
Robert Conti	44,569,477	2,745,657	—	—

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”), including the Directors who are not “interested persons” of Neuberger Berman Management LLC (“Management”) (including its affiliates) or the Fund (“Independent Fund Directors”), considers whether to continue the management agreement with Management (the “Management Agreement”) and the sub-advisory agreement between Management and Neuberger Berman LLC (“Neuberger”) (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) with respect to the Fund. Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management (“Independent Counsel”). At a meeting held on September 8, 2015, the Board, including the Independent Fund Directors, approved the continuation of the Agreements.

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance and other services provided by Management, Neuberger and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Directors, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Directors met with Independent Counsel separately from representatives of Management and Neuberger.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its stockholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit realized by Management and its affiliates from their relationship with the Fund; (4) whether and to what extent economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund’s stockholders. The Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its stockholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience, capabilities of, and resources available to, the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management’s and Neuberger’s policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management’s responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management’s processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance on both a market return and net asset value basis relative to its benchmark and the average performance of a composite peer group (as constructed by an independent organization) of closed-end investment companies pursuing broadly similar strategies. Considering short-, intermediate- and long-term performance enables the Board to evaluate performance in a variety of market conditions. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board factored into its evaluation of the Fund’s performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. The Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund’s Agreements. The Board considered that, as compared to its peer group, the Fund’s performance was higher than the median for the 1 and 5-year periods, equal to the median for the 3-year period, and lower than the median for the 10-year period. The Board also considered that, as compared to its benchmark, the Fund’s performance was higher for the 1, 3, and 5-year periods, but lower for the 10-year period.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management’s reported expense categories. The Board reviewed a comparison of the Fund’s management fee and overall expense ratio to a peer group of broadly comparable funds. With regard to the sub-advisory fee paid to Neuberger, the Boards noted that this fee is “at cost.” The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund’s contractual management fee was equal to the median and actual management fee was higher than the median.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or Neuberger or their affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to an advised fund and separate accounts managed in similar styles to the Fund. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such fund and separate accounts and determined that differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Fund’s assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s profit or loss on the Fund for a recent period. The Board also considered Management’s cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management’s reported level of profitability on the Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its stockholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158–0180 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer of shares of the Fund.

H0650 12/15

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed January 5, 2016).   The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are George W. Morriss and Candace L. Straight.  Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $43,300 and $43,300 for the fiscal years ended 2014 and 2015, respectively.
 (b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and

2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

 (c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $11,650 and $11,950 for the fiscal years ended 2014 and 2015, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $11,650 and $11,950 for the fiscal years ended 2014 and 2015, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").   Its members are Howard A. Mileaf, George W. Morriss (Chair), Candace L. Straight (Vice Chair) and Peter P. Trapp.

Item 6. Schedule of Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
As of October 31, 2015, the Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.
NB Management’s guidelines adopt the voting recommendations of Glass Lewis.  NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.
In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.
Steve S. Shigekawa is a Vice President of Neuberger Berman Investment Advisers LLC (“NBIA”) and a Senior Vice President of NBIA. He has been a co-portfolio manager of the Registrant since 2008 and was an associate portfolio manger of the Registrant from 2005 to 2008. Prior to that, he was an analyst with the Firm covering REIT securities beginning in 2002.

Brian Jones, CFA, is a Vice President of NBIA. He has been a co-portfolio manager of the Registrant since 2008. After joining the Firm in 1999, he was an associate analyst. In 2003, he became an analyst covering REIT securities and was named an associate portfolio manager for separately managed accounts investing in REIT securities in 2007.
(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2015.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Steve S. Shigekawa***
Registered Investment Companies*	2	832	-	N/A
Other Pooled Investment Vehicles	4	833	-	N/A
Other Accounts**	81	79	-	N/A
Brian Jones***
Registered Investment Companies*	2	832	-	N/A
Other Pooled Investment Vehicles	4	833	-	N/A
Other Accounts**	81	79	-	N/A
*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).
***A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.
Conflicts of Interest (as of October 31, 2015)
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible.
NB Management, Neuberger Berman LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
(a)(3) Compensation (as of October 31, 2015)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”) and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of our management buyout in 2009 was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.  Investment professionals have received a majority of the equity units owned by all employees. These units were subject to vesting (generally 25% vested each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Program (vesting over 3 years). For 2017 (and in some cases 2016), our Contingent Compensation Program will allow eligible employees to elect to receive 50% of deferred compensation in the form of vested equity. Eligible employees who have represented that they have sufficient direct investments in Neuberger Berman strategies in their private accounts (typically, 50% of their average three-year compensation) can elect to receive up to 100% of deferred compensation in the form of vested equity.

Further, employees may have purchased vested equity through our Capital Units Election Program offering – we anticipate a similar offering in the first quarter of 2016 through which eligible employees will be able to purchase equity, subject to allocation capacity and program terms and conditions.

In implementing these programs, Neuberger Berman has established additional ways to expand employee-owned equity while also insuring that we continue to align the interests of our employees with the interests of our clients.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment.   Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis.  By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas.  In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.  In addition, certain CCP participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years.  Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

 (a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2015.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Steve S. Shigekawa	A
Brian Jones	A
A = None B = $1-$10,000 C = $10,001 - $50,000 D = $50,001 - $100,000	E = $100,001 - $500,000 F = $500,001 - $1,000,000 G = Over $1,000,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed January 5, 2016).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Real Estate Securities Income Fund Inc.
By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: January 8, 2016

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  January 8, 2016